Connecting Water and Energy
William J. Roe
Executive Vice President and Chief Operating Officer
President, Industrial and Institutional Services Division
September 2006

Forward-Looking Statements and Regulation G
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information.  When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause our actual results to differ materially from the forward-looking statements we make in this presentation.  Such risks, uncertainties and other important factors include, among others: our substantial leverage; limitations on flexibility in operating our business contained in our debt agreements; increases in interest rates as a result of our variable rate indebtedness; pricing pressure from our customers; technological change and innovation; risks associated with our non-U.S. operations; fluctuations in currency exchange rates; high competition in the markets in which we operate; adverse changes to environmental, health and safety regulations; operating hazards in our production facilities; inability to achieve expected cost savings; difficulties in securing the raw materials we use; our significant pension benefit obligations and the current underfunding of our pension plans; our ability to realize the full value of our intangible assets; our ability to attract and retain skilled employees, particularly research scientists, technical sales professionals and engineers; our ability to protect our intellectual property rights; and the possibility that our owners’ interests will conflict with ours.  There may be other factors that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to update or revise forward-looking statements which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Non-GAAP measures may be discussed in today’s presentation.  Management believes that discussion of these measures provides investors with additional insight into the ongoing operations of Nalco Holding Company.  Non-GAAP measures are reconciled to the closest GAAP measure in schedules attached to our earnings releases, which may be found at www.nalco.com.   Adjusted EBITDA is a non-GAAP measure used to determine compliance with the Company’s debt covenants.  Free Cash Flow is defined as Cash from Operations less Capital Expenditures and Minority Interest charges.  In addition, Nalco discusses sales growth in terms of nominal (actual), organic (nominal less foreign currency and acquisition/divestiture/merger/joint venture impacts), and real (organic growth less that portion of the growth which consists of price increases that simply pass along higher raw and purchased material costs).  The non-GAAP measures should not be viewed as an alternative to GAAP measures of performance.  Furthermore, these measures may not be consistent with similar measures provided by other companies.

Nalco
GE Water
Hercules
Ciba
Baker Petrolite
Kemira
Kurita
Drew (Ashland)
Buckman
Champion
BASF
Chemtreat
All Other

* Equipment sales and some process industries are excluded from Nalco’s market size and share analysis.  See 10-K reports and stock offering prospecti for additional information on market sizing and share analysis
Industrial Water Treatment
Space Remains Competitive
•
Market expands from $15.2 billion in 2003 to $17.7 billion in 2005
–
Cost-based pricing plays key role
•
Modest share expansion
•
Consolidation remains key 2006 water treatment trend
–
Water treatment chemicals & services
•
Kemira -- Cytec (July)
•
Ashland -- Degussa (May) and Eurocal SAS (June)
–
Paper chemicals and services
•
Kemira – Lanxess (April)
–
Equipment providers also continue acquisitions*
•
Dow Water Solutions -- ZhejiangOmex (July)
•
ITT -- F.B. Leopold Co. (June)
•
GE Water -- ZENON (June)
•
Siemens  -- Monosep (January)

Nalco’s water treatment expertise enables industrial and institutional customers to significantly improve the energy efficiency of their operations . . . while enabling energy producers to more efficiently develop current and new sources of energy

NALCO

U.S. INDUSTRIAL NATURAL GAS
$ per 1000 cubic feet
DATE

U.S. COMMERCIAL NATURAL GAS
$ per 1000 cubic feet
DATE

US Industrial Natural Gas Prices

+36% per YEAR

INCREASE SEEN OVER THE PAST 4 FULL YEARS
US Commercial Natural Gas Prices

+24% per YEAR

INCREASE SEEN OVER THE PAST 4 FULL YEARS
Industry is Challenged
with Escalating Energy Costs

Largest cost in a boiler system is the fuel:
ENERGY = $$$
–
Generally 60-70% of a steam system’s operating cost will be fuel
–
Water costs are typically under 5%
–
Water treatment costs are under 3%
–
By implementing programs and services to SAVE FUEL, Nalco can provide immediate value to industrial boiler operations

NALCO

Add/Restore Boiler Refractory
Establish the Correct Vent Rate for the Deaerator
Improve Blowdown Practices
Install Continuous Blowdown Heat Recovery
Isolate Steam from Unused Lines
Improve Quality of Delivered Steam
Reduce Steam System Generating Pressure
Repair Steam Leaks
Clean Boiler Heat Transfer Surfaces
Improve System Balance
Repair or Replace Burner Parts
Use High-Pressure Condensate to Make Low-Pressure Steam
Improve Boiler Operating Practices
Install Combustion Air Preheaters
Optimize Condensate Recovery
Minimize Boiler Combustion Loss by Optimizing Excess Air
Install Feedwater Economizers
Minimize Vented Steam
Implement Combined Heat and Power (Cogeneration) Project
0.0
1.0
2.0
3.0
4.0
5.0
Typical Fuel Savings (%)

Source:
DOE study:  Steam System Opportunity Assessment for the Pulp and Paper, Chemical Manufacturing, and Petroleum Refining Industries. Fig 4-2 October 2002
Steam System Energy Savings Opportunities

Potential Fuels Savings %
Effective Steam Trap Maintenance
Optimize Excess Air to Minimize Stack Loss
Improved Condensate Recovery
Improve Water Treatment
Maintain Clean Fireside Tube Surfaces
Repair Steam Leaks
Improve Steam Quality
Improve Blowdown Practices
Install Blowdown Heat Recovery
Optimize Deaerator Venting

Steam Generation Systems
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Source: Department of Energy study: Steam System Opportunity Assessment for the Pulp and Paper, Chemical Manufacturing, and Petroleum Refining Industries,  October 2002
Corrosion
Control
Boiler
Treatment
Best
Practices &
Automation
Corrosion Control
Fireside
Treatment
Fireside Treatment
Boiler
Treatment
Best
Practices &
Automation
Advanced
 Monitoring & Control
Nalco Impacts Energy Savings Opportunities

Savings at
2002 commercial
gas cost of
$0.70/therm
Savings at projected
2006 commercial
gas cost1
of $1.00/therm
Savings if future
commercial gas
costs increase
to  $1.40/therm
Water Savings
Sewer Savings
Energy Savings
$798.50
$1,162.30
$9,097.38
$798.50
$1,162.30
$12,996.26
$798.50
$1,162.30
$18,194.70
TOTAL
$11,058.18
$14,957.06
$20,155.50
% ROI
138%
222%
334%
Blowdown Energy Savings Example
NYC Hotel Driving Value from Energy Conservation
Source: Energy Information Administration Annual Energy Outlook 2006 average projected commercial natural gas costs for 2006
•
High energy prices improve ROI of Nalco’s programs.
•
New York City Hotel example for conversion to Nalco boiler TRASAR® (NexGuard) program:

Mineral Scale
Corrosion
Microbial Fouling
When stress on a cooling system is too high, operational problems result.
Cooling System Stresses
Cause Operating Problems
•
High Stress Causes:
–
Scale
–
Corrosion
–
Fouling
•
Low Stress Causes
–
High water costs
–
High chemical costs

NALCO

Thermal Conductivity (BTU/hr ft)
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
-
CaCO3
CaSO4
Ca3(PO4)2
Fe2
Biofilm

Biofilms increase electrical costs and contribute to corrosion:  a very serious combination.

Maintenance and Electricity

KNOWLEDGE
Corrosion
Scale
Microbio
24/7 performance
Reduced Total Cost of Operation
Nalco’s 3D
TRASAR® cooling water stress management program enables companies to use significantly less energy to cool their systems, using automated monitoring and control to reduce performance variability.
Leading-edge automated control

•
As of the end of June, more than 2,500 units have been installed around the world.
•
About 20% of the installations are new Nalco customers.
•
Conversions of existing customers to 3D TRASAR technology result in higher customer satisfaction levels.
•
Relatively small portion of the current Nalco customer base has converted –much more opportunity.
3D TRASAR Progress

Next Step: Boiler Automation
•
Global sold market for BoilerWater Treatment is approximately $1.25 Billion.
•
Strong market share.
•
Technology scope: New chemistry, performance sensors, control software, and wireless communication to enable complete automation of boiler treatment.
•
Customer benefits:
-Improved boiler reliability
-Safer boiler operation
-Reduced operating costs

Energy Production Trends Driving
Demand for Water Treatment.
Near term growth led by capacity growth
and increasingly challenging oil quality

90,000
80,000
70,000
60,000
50,000
40,000
30,000
1965
1969
1973
1977
1981
1985
1989
1993
1997
2001
2005E
Consumption World
Refining Capacity World

2.5
2
1.5
1
0.5
0
2007
2010
2011

Crude Oil Production
Excess Refining Capacity
BPD

(1,000)
Oil Demand Increase
Sources: Energy Information Administration and other industry data
Energy Demand Growth - Refining
•
Capacity growth historically less than demand
•
From 2006 capacity additions will outstrip demand
•
All regions will benefit
•
NA by expansion of existing capacity
•
Greenfield sites in AP, LA and EAME

NALCO

Gas
Ultimate Reserves
Deepwater
Middle East
Russia
Caspian
Heavy Oil

Oil and gas demand
Millions of barrels of oil equivalent a day
0
40
80
120
160
1980
1990
2000
2010
Existing
Production
New
Production
“The easiest way to grow is to show up where growth is going to happen."
875M$
392M$
2006
2010
Ultimate
Reserves
Middle East
Russia
Heavy Oil
Caspian
Deepwater
Gas
98
00
02
04
06
08
10
Deepwater
Caspian
Heavy Oil
Gas
Russia
Growth Step Out Projects
“Focusà Critical Mass à Execution”
Source: Exxon Mobil Corporation and management estimates
“New Oil” Often More Difficult to Treat

Gallons/MMBTUth
1
10
100
1000
10000
Natural gas
processing
Coal
mining
Hydrogen
reforming
Biodiesel
processing
Oil
refining
Ethanol
processing
Oil
sands

Enhanced
oil recovery
Source: Department of Energy “Energy-Water Science & Technology Research Roadmap" presentation
Expected water use
Energy Water Nexus – DOE National Lab View
•
Many newer energy technologies will be more water intensive
•
Biofuels and hydrogen require significantly more water than fossil transportation fuels.
•
2-10 gallons of water used per gallon of ethanol refined
•
Constraints will grow for power plant siting because of water for cooling needs, advanced scrubbing and CO2 removal.
•
Final report to Congress expected this month

Conclusion
•
Futures of water and energy are inextricably linked.
•
Ability to re-use industrial and energy production water for other purposes becoming of increasing importance in many areas of the Inited States and manu reions of the world.
•
Energy industries expected to lead expansion in water treatment demand at least through the end of the decade.
•
Overlapping water and energy expertise offers the best opportunity to improve efficient use of these valuable natural resources.